U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 11, 2002
                                                         ----------------



                        STRATEGIC CAPITAL RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


              0-28168                                     11-3289981
              -------                                    -----------
       (Commission File No.)                            (IRS Employer
                                                      Identification No.)


                       7900 Glades Road
                          Suite 610
                     Boca Raton, Florida                  33434
                     -------------------                  -----
           (Address of principal executive offices)     (Zip code)


       Registrant's telephone number, including area code: (561) 558-0165

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective October 11, 2002, the Registrant's independent accountants, Citrin Cooperman & Company LLP ("Citrin"), resigned. Thereafter, on October 14, 2002, the Registrant's Board of Directors and Audit Committee retained the firm of Weinberg & Company, P.A. to audit the Registrant's financial statements for its fiscal year ended June 30, 2002.

     The Registrant is uncertain as to whether there are any disagreements with Citrin on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Citrin, would have caused Citrin to make a reference to the subject matter on the disagreements in connection with its report, or whether there existed a disagreement relating to interpretation of law. In order to fully understand the nature of this matter, the Registrant believes that a recitation of the salient facts concerning this situation is warranted. Since its inception in 1995, the Registrant's previous independent accountants were Horton & Company, LLC ("Horton"). On November 1, 2001, the Registrant's shareholders ratified the appointment of Horton as the Registrant's independent auditor for its fiscal year ended June 30, 2002. Upon information and belief, Citrin is the successor entity to Horton. This belief is based upon oral representations made to the Registrant by members of Citrin, as well as the contents of Ed Horton's biography included on Citrin's website. See Exhibit A attached hereto and the relevant disclosure included hereinbelow. Ed Horton was Citrin's assigned audit partner who handled the Registrant's account until the end of September 2002. Citrin, as Horton's successor, also performed other services including reviewing the Registrant's Form 10-Q reports for the periods ended September 30, 2001, December 31, 2001 and March 31, 2002, as well as other services more fully described elsewhere hereinbelow. In June 2002, Citrin was formally engaged by the Registrant to conduct an audit of the Registrant's financial statements for its fiscal year ended June 30, 2002, which audit was commenced in July 2002.

     The Registrant advised Citrin that it desired to file its annual report on Form 10-K in mid-August 2002. Because of various factors, including the retention by the Registrant of a new Chief Financial Officer in May 2002, vacation times and attendance at seminars of Citrin accountants working on the Registrant's business and Citrin's internal review procedures, the Registrant was advised by Citrin that it should plan on filing its annual report during the first week of September 2002.

     The audit proceeded in a customary, albeit delayed, fashion through approximately the middle of September 2002, at which time Citrin orally advised the Registrant that its review partner would be available for a final review on September 17, 2002, and that there were no outstanding issues. The forepart of the Registrant's Form 10-K was substantially completed on or about September 17, 2002.

     In or about mid-September 2002, the Registrant was orally advised by Citrin that Citrin's files needed to be organized to allow the review partner to sign off on the financial statements and that such review partner was otherwise too busy to return to review the financial statements and report until September 25, 2002. Despite numerous requests then and thereafter by the Registrant to expedite this process prior to September 25, 2002, the Registrant is unaware of any action undertaken by Citrin until September 25, 2002.

     On September 25, 2002, Citrin's review partner returned. The Registrant was then orally advised that a second Quality Control Partner was required to review everything as well. Citrin provided additional verbal assurances at that time that the Form 10-K would be filed no later than

Thursday, September 26, 2002. Later on September 25, 2002, a conference call took place with the Registrant and Citrin at approximately 5:00 P.M. Eastern Time. During this call, the Registrant was advised by Citrin that two items remained to be resolved but declined at such time to disclose such items. Citrin advised that it would provide a letter to the Registrant later that evening, or early the following morning, delineating such items. No such letter was ever received, but Citrin orally advised the Registrant of such items. The Registrant provided additional documentation to Citrin in regard to these items on Thursday, September 26, 2002 and was then orally advised by Citrin that it had received all requested information.

     A second conference call occurred in the late afternoon on Thursday, September 26, 2002. During this call, Citrin advised that there were two new outstanding items not yet addressed. Despite a request from the Registrant, Citrin refused to provide a letter delineating these two outstanding items but orally advised that these two new items were: (I) whether the exercise by certain members of the Registrant's Board of Directors of outstanding warrants following the Registrant's reverse stock split was undertaken in compliance with
(a) the laws of the State of Delaware and (b) the intent of the relevant warrant agreement concerning whether the shares underlying the warrants and the exercise price thereof were affected by the reverse stock split, and (ii) whether the exercise of the warrants required the Registrant to take a charge on its financial statements. As to (I), the Registrant's position was one of confusion, as Citrin was directly involved in the Registrant's decision to proceed with the reverse stock split and subsequent warrant exercise, including having a Citrin representative present at two applicable meetings of the Registrant's Board of Directors held in March and April 2002, as well as two Audit Committee meetings held at that time, where the subject of the reverse stock split was addressed. The Registrant's purpose in having Citrin attend these meetings was to insure that no unforseen tax or accounting consequences would result. At these meetings, Citrin stressed the importance of the reverse split being effected prior to the Registrant's June 30, 2002 fiscal year end. See Exhibit B, attached hereto, which is a copy of Citrin's invoice to the Registrant dated May 31, 2002, relating to its activities undertaken on behalf of the Registrant relevant herein.

     In regard to (ii), Citrin advised that its preliminary evaluation was that the Registrant could be subject to a repricing charge in the range of approximately $70-$100 million on its financial statements, with a corresponding credit to its additional paid-in capital. The Registrant questioned such evaluation in view of the range of fair value estimates which may be derived from valuation models, the Registrant's net worth, and the lack of liquidity and inactivity of the Registrant's publicly traded common stock.

     The Registrant advised Citrin that, in order to allow it to timely file its Form 10-K, it would be willing to undertake a forward split of its common stock consistent with that of its reverse stock split, or alternatively, would be willing to take a repricing charge in connection with the warrants. Citrin advised that it was beyond their ability to complete the valuation. The Registrant advised Citrin that it would do whatever was necessary to comply with all applicable accounting and disclosure rules and regulations, including retaining an independent auditing firm to (a) advise and prepare a valuation report on whether a repricing charge was appropriate and if so, what an appropriate charge might be, and (b) advise whether the warrants which were previously issued could possibly result in interest charges for prior periods and if so, how would those charges be calculated. After the Registrant retained this new firm, Citrin then advised that it would be unable to issue a valuation in any event without affecting its independent status. On October 3, 2002, a preliminary draft of a report was released by this new independent firm which reflected a substantially lesser charge of approximately $6 million, rather than the approximately $70-$100 million range Citrin had previously suggested. Citrin orally rejected this valuation approach and subsequently failed to return calls from this new independent firm.

     On September 30, 2002, the Registrant received a memorandum from Citrin advising that there were 14 open items remaining to be resolved in order for Citrin to complete its audit. It was therefore apparent that the audited financial statements would not be completed or released by Citrin in time to allow the Registrant to timely file its Form 10-K report. As such, the Registrant prepared a Form 12b-25 extension, which was filed with the Commission on or about September 30, 2002. The Registrant provided a narrative in its 12b-25 extension similar to the above disclosure. The Registrant's securities counsel issued a letter to Citrin requesting Citrin to provide a letter to the Commission pursuant to Rule 12b-25(c) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Citrin thereafter provided such letter to the Registrant, which was included as an exhibit to the Form 12b-25, wherein they advised the Staff that they had been unable to complete the Registrant's audit of its financial statements as it was "awaiting documentation and other evidential matters from the Company in order to substantiate the accounting treatment for various transactions during the year and their effect on the Company's financial statements." A copy of the Registrant's Form 12b-25, including the aforesaid Citrin letter included as an exhibit, are attached hereto as Exhibit C.

     On October 1, 2002, the Registrant received a copy of a letter from Citrin, which it had provided to the Commission, advising the Registrant that Citrin disagreed with many of the statements included in the narrative to the Registrant's Form 12b-25. In this letter, Citrin advised that the "Company is filing for an extension solely to provide us (Citrin) the time necessary to research your (the Registrant's) accounting treatment related to issues regarding the warrants and until such time as is necessary for us (Citrin) to reach a conclusion on the proper accounting treatment." A copy of this Citrin letter is attached hereto as Exhibit D. The Registrant believes that the two Citrin letters contradict each other in regard to the explanation of the delay provided to the Commission.

     Between October 1 and October 8, 2002, the Registrant's efforts were directed towards completing the independent audit, including resolving the items discussed above, as well as working with the new firm on the valuation report discussed above. Additionally, during this time period the Registrant's Board of Directors held a telephonic meeting to keep all Board members advised of these maters. In the late afternoon of October 7, 2002, Citrin orally advised that two
(2) additional audit confirmation letters be sent and requested that the Registrant sign and fax back the same. Management of the Registrant found it unusual that audit confirmation letters still needed to be sent at such a late date, especially since the transaction related to such confirmation letters had been recorded in prior audited financial statements during the Registrant's past two fiscal years, but agreed to do so.

     On October 9, 2002, the Registrant's legal counsel was contacted by Citrin, along with Citrin's legal counsel, who requested that the Registrant's legal counsel issue a formal opinion on various matters, including the intent of the applicable warrant agreement, as well as compliance with the provisions of the laws of the State of Delaware relating to the exercise of the warrants and reverse stock split by the Registrant. The Registrant's legal counsel agreed to issue a proposed draft of such opinion to Citrin for their approval prior to formal release of the opinion. On Thursday, October 10, 2002, the Registrant's legal counsel called Citrin to advise that it would be receiving a draft of the relevant opinion on that Friday morning. After business hours on October 10, 2002, Citrin sent a letter addressed to the Registrant's Board of Directors, Audit Committee and legal counsel advising the Registrant that in order for Citrin to finalize the audit, it required an expanded opinion of counsel on six
(6) separate matters, including a review of all of the Registrant's Exchange Act filings since 1995. Citrin cited its professional duties and responsibilities as a reason for this new expanded opinion requirement. This letter was received by both the Registrant and its legal counsel on Friday, October 11, 2002. The Registrant's Form 10-K report was due to be filed with the Commission no later than the following Tuesday, October 15, 2002. A copy of the Citrin letter dated October 10, 2002, is attached hereto as Exhibit E.

     The Registrant responded to the October 10, 2002 Citrin letter on October 11, 2002. A copy of this response is attached as Exhibit F. Among other things, the Registrant advised Citrin in its letter that Citrin's request was "not usual and customary." Thereafter, at approximately 2:30 P.M. Eastern Time, the Registrant's Chairman received a conference call from Citrin and its legal counsel. The Registrant's legal counsel was not present nor made aware of such call and had not authorized Citrin's legal counsel to contact the Registrant without his presence. Earlier that day, Citrin had been advised by e-mail that the Registrant's legal counsel was unavailable. See Exhibit G. Upon receipt of this call, the Registrant's Chairman again advised that the Registrant's legal counsel was not available. Citrin and its legal counsel acknowledged that they were aware of this fact, but continued the conversation by requesting that a discussion of the outstanding items be undertaken, including the new expanded legal opinion requirement. No progress was made during this phone conversation and Citrin's legal counsel ended the conversation by hanging up on the Registrant's Chairman.

     At approximately 10:00 P.M. Eastern Time that evening, Citrin directed another letter by fax to the Registrant and its legal counsel in care of the Registrant's Chairman at his home telecopier number, advising that it was resigning as the Registrant's independent accountant. Citrin alleged that the Registrant was unwilling or unable to address the two items discussed above. Citrin further concluded that "an illegal act that has a material effect on the financial statements of the Company may have occurred. Each of Mr. Miller (the Registrant's Chairman) and the Company's counsel have refused to advise us (Citrin) that no such illegal act has occurred or even provide us with any credible evidence to the contrary." Citrin made these allegations despite receipt of an assurance by Larry Adelstein, a Citrin partner and the author of the letter sent the evening of October 10, 2002, from the Registrant's legal counsel that he would issue a draft opinion letter to Citrin addressing the two items discussed above.

     Later that evening, the Registrant's Chairman called Mr. Adelstein. The parties discussed the possibility of establishing an escrow account and a financial arrangement concerning the release of all of Citrin's work papers to the Registrant's new proposed auditor and Citrin's cooperation with this situation. A verbal agreement was reached and Mr. Adelstein advised that a draft of an escrow agreement would be provided on the following Monday. See Exhibit H. The Registrant received an incomplete draft of this agreement after business hours on October 23, 2002.

     The Registrant is unable to ascertain what the nature of the illegal act referred to in the aforesaid Citrin letter may have been, but vehemently denies that it has engaged in any illegal acts, or that it refused to cooperate with any reasonable request made by Citrin.

     On October 15, 2002, the Registrant, after phone conversations with Citrin which related to the contents of a proposed Form 8-K report, instructed its legal counsel to prepare a report on Form 8-K advising the Commission of Citrin's resignation. A draft of the report was disseminated to Citrin for comment and input per the prior phone conversation. In response thereto, and without any further contact with either the Registrant or its legal counsel, on October 16, 2002, Citrin forwarded a letter to the Commission advising that it had received the relevant draft, acknowledging its resignation, denying that Citrin was the successor entity to Horton which it alleged had been dissolved, and disagreeing to "the characterizations as to the nature of the working relationship between our Firm (Citrin) and the Company and as noted above, there has not been any merger between the Firm and Horton & Company LLC." This letter further stated Citrin's disagreement with the balance of the contents of the draft and elaborated in detail its view of the nature of the unresolved matters. A copy of Citrin's letter of October 16, 2002, along with a copy of the draft of the Form 8-K disseminated are attached as Exhibits I and J, hereto.

     The Registrant notes that on Page 2, subparagraph (I) of the October 16 Citrin letter, Citrin states that "(D)uring the course of our audit for the year ended June 30, 2002, information came to our attention that in 2002 the Company engaged in a 1 for 200 reverse stock split..." In this regard, the Registrant notes Exhibit B, referenced hereinabove, wherein Citrin provided an invoice to the Registrant wherein it acknowledges that it participated in and was aware of discussions and approvals of this reverse stock split.

     The Registrant notes that, according to the website of the Secretary of State for the State of New Jersey, Horton & Company LLC has not been dissolved as of the date of this Report. See Exhibit K. The Registrant further notes, in contrast, Citrin's website which states that Citrin merged with Horton. See Exhibit A. Further, relevant to the contents of the filings of two other Exchange Act reporting companies, Citrin and Horton provided letters used by these entities as exhibits to those entities Form 8-K filings, advising that it is the successor and/or predecessor to Horton. See Exhibits L and M. Such purported merger had also been orally represented by Citrin partners to both the Registrant and its legal counsel.

     On a related note, on October 1, 2002, the Registrant discovered through its own initiative, that Horton & Company LLC and Ed Horton, individually, are currently subject to an August 1, 2002 Final Order of an initial decision of an SEC Administrative Law Judge dated July 2, 2002, which denies each of them the privilege of appearing or practicing before the Commission for a period of one
(1) year. At no time did Citrin, Horton & Company LLC or Ed Horton ever advise the Registrant of this fact.

     As a result of the aforesaid, the Registrant is unable to include a letter advising whether or not Citrin agrees with the contents of the second paragraph under this Item 4.

Item 5.  Other Matters

     The Registrant currently has approximately $78 million (principal amount) of outstanding loans with 6 various banks. The applicable loan documents provide for a default provision if the Registrant does not timely provide its audit. Citrin was requested to provide a detailed letter explaining the existing problems for dissemination to these financial institutions to allow the Registrant to request an extension of time on these prospective defaults if the Registrant's Form 10- K report was not to be timely filed. See Exhibit N. Citrin failed to provide such letter. The Registrant has subsequently received written extensions from two of its banks, as well as three verbal acknowledgments that they are amenable to granting 60 day extensions to the Registrant to avoid default. The Registrant believes that it will receive written waivers from these three financial institutions within a week from the date of this Report. The Registrant believes that it will also receive an applicable extension from the remaining bank, but in the event it does not receive this extension, it has financing facilities currently in place to replace this obligation.

     Because the Registrant has not timely filed its Report on Form 10-K with the Commission, its trading symbol for its common stock currently contains an "E" at the end. Should the Registrant not file its 10-K Report within approximately 30 days from October 15, 2002, the Registrant's common stock will be delisted from the OTC Bulletin Board ("OTCBB") and placed on the "pink sheets". In the event the Registrant's common stock is delisted from the OTCBB, management believes that this action may negatively impact the liquidity and trading price of the Registrant's common stock.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATEGIC CAPITAL RESOURCES, INC.



                                        By: s/David Miller
                                           ------------------------------------
                                           David Miller, CEO

Dated: October 23, 2002

EXHIBIT A
---------

CITRIN COOPERMAN & COMPANY, LLP
CERTIFIED PUBLIC ACCOUNTANTS AND BUSINESS CONSULTANTS
------------------------------------------------------------------------
-> HOME  -> OUR FIRM  -> SERVICES  -> INDUSTRIES  -> PUBLICATIONS
-> CAREERS  -> CONTACT US


     EDWARD HORTON, CPA
     --------------------------------------------------------------------

     EMAIL                     Ed joined Citrin Cooperman in October 2001
     ----------------------- when he merged his former firm, Horton & Click here to send an Company, LLC. Ed had been the founder and email to this partner managing partner of Horton & Company, LLC ----------------------- since 1985. He specializes in financial
                               reporting,   SEC  reporting  and  business
                               consulting services. Mr. Horton represents
                               clients of all sizes, from publicly traded
                               companies  to  small,  emerging businesses
                               and  individuals.  His experience includes
                               the  Environmental  Services  Industry and
                               the Funeral Services Industry. He has also
                               worked  closely  with  attorneys on estate
                               planning   matters  and  on  mergers   and
                               acquisitions.

                               Ed received his BA,  with high honors,  in
                               accounting  and  economics  from   Rutgers
                               University in 1978.  He has been certified
                               in  the  states  of  New Jersey, New York,
                               Massachusetts and Florida.  Ed is a member
                               of  the  New  Jersey  Society of Certified
                               Public Accountants, the American Institute
                               of  Certified  Public  Accountants and the
                               Institute of Business Appraisers.  He also
                               serves as an officer on Boards of  various
                               charitable organizations. His professional
                               activities have included supervising AICPA
                               Peer  Review  Programs  of other CPA firms
                               and    various   other   quality   control
                               activities.





http://www.citrincooperman.com/partners/e_horton.html

EXHIBIT B
---------

                                            CITRIN COOPERMAN
                                            COMPANY, LLP
                                            Certified Public Accountants

                                               530 Morris Avenue
                                               Springfield, New Jersey 07081
                                               TEL:  973-218-0500
                                               FAX:  973-281-0511


STRATEGIC CAPITAL RESOURCES INC.
7900 GLADES ROAD
SUITE 610
BOCA RATON, FL  33434

Invoice No.       52939
Date              05/31/2002
Client No.        EST695.0
--------------------------------------------------------------------------------


REVIEW OF FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2002, SERVICES RENDERED IN CONNECTION WITH PROPOSED REVERSE STOCK SPLIT, INCLUDING CONFERENCE CALL WITH CLIENT AND NEIL PARENT. FOLLOW-UP DISCUSSIONS WITH PAUL ELLIS REGARDING STOCK AND CAPITAL ISSUES. DISCUSSIONS REGARDING ANTI-DILUTIVE WARRANT PROVISIONS. DISCUSSIONS WITH CHAIRMAN AND BOARD MEMBER MAC KENZIE REGARDING RESIGNATION, WORDING AND SEC DISCLOSURES.

                             Total This Invoice                 $     4,572.50
                                                                ==============

EXHIBIT C
---------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 12b-25
                           NOTIFICATION OF LATE FILING
                                                   SEC File Number 000-28168
                                                                  -------------

(Check One):
          [X] Form 10-K [ ] Form 20-F [ ] Form 11-K [ ] Form 10-Q [ ] Form N-SAR

             For the Period Ended:  June 30, 2002
                                   ---------------------------------------------
             [  ]  Transition Report on Form 10-K
             [  ]  Transition Report on Form 20-F
             [  ]  Transition Report on Form 11-K
             [  ]  Transition Report on Form 10-Q
             [  ]  Transition Report on Form N-SAR
             For the Transition Period Ended:
                                              ----------------------------------

  Read Instruction (on back page) Before Preparing Form. Please Print or Type.
    Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:

--------------------------------------------------------------------------------

PART I - REGISTRANT INFORMATION

STRATEGIC CAPITAL RESOURCES, INC.
--------------------------------------------------------------------------------

Full Name of Registrant

--------------------------------------------------------------------------------
Former Name if Applicable

7900 Glades Road, Suite 610
--------------------------------------------------------------------------------
Address of Principal Executive Office (Street and Number)

Boca Raton, Florida  33434
--------------------------------------------------------------------------------
City, State and Zip Code

PART II - RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25, the following should be completed. (Check box if appropriate)

     (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;
     (b) The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, 11-K or Form N-SAR, or portion thereof, will be
[X] filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report on Form 10-Q, or portion thereof, will be filed on or before the fifth calendar day following the prescribed due date; and
     (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

PART III - NARRATIVE

State below in reasonable detail the reasons why Form 10-K, 20-F, 11-K, 10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period.

     See attached narrative.

PART IV - OTHER INFORMATION

(1) Name  and  telephone  number  of   person  to  contact  in  regard  to  this
    notification

       Andrew I. Telsey, Esq.                 (303)               768-9221
    ----------------------------        -----------------     ------------------
              (Name)                        (Area Code)       (Telephone Number)

(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s). [X] Yes [ ] No

(3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statement to be included in the subject report or portion thereof?
    [ ] Yes [X] No

    If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.



                        STRATEGIC CAPITAL RESOURCES, INC.
         -----------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date     September30, 2002              By       s/David Miller
     -------------------------            --------------------------------------
                                          David Miller, President, CEO and
                                          Chairman of the Board

INSTRUCTION: The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer), evidence of the representative's authority to sign on behalf of the registrant shall be filed with the form.


                                    ATTENTION
            Intentional misstatements or omissions of fact constitute
                Federal Criminal Violations (See 18 U.S.C. 1001).

                              GENERAL INSTRUCTIONS

1. This form is required by Rule 12b-25 (17 CFR 240.12b-25) of the General Rules and Regulations under the Securities Exchange Act of 1934.

2. One signed original and four conformed copies of this form and amendments thereto must be completed and filed with the Securities and Exchange Commission, Washington, D.C. 20549, in accordance with Rule 0-3 of the General Rules and Regulations under the Act. The information contained in or filed with the form will be made a matter of public record in the Commission files.

3. A manually signed copy of the form and amendments thereto shall be filed with each national securities exchange on which any class of securities of the registrant is registered.

4. Amendments to the notifications must also be filed on Form 12b-25 but need not restate information that has been correctly furnished. The form shall be clearly identified as an amended notification.

5. Electronic Filers. This form shall not be used by electronic filers unable to timely file a report solely due to electronic difficulties. Filers unable to submit a report within the time period prescribed due to difficulties in electronic filing should comply with either Rule 201 or Rule 202 of Regulation S-T (Section 232.201 or Section 232.202 of this chapter) or apply for an adjustment in filing date pursuant to Rule 13(b) of Regulation S-T (Section 232.13(b) of this chapter).

                              PART III - NARRATIVE

     Strategic Capital Resources, Inc. (hereinafter "we," "our," "us," or the "Company") has filed all of our previous '34 Act reports on a timely basis. We had retained Horton & Company, L.L.C. as our independent auditors in late 1995. Horton & Company, L.L.C. was acquired by or merged with Citrin Cooperman & Company, LLP ("Citrin") on or about December 2001, with Citrin being the surviving entity. We were assured prior to and after the combination that our service would improve and greater resources would be available to us.

     We advised Citrin prior to engagement that we wanted to file our Annual Report on Form 10-K in mid-August 2002. We hired a new CFO during May 2002. Ed Horton, a partner in Citrin, advised us that since our CFO was new and Citron had different internal review procedures and that he was going on vacation the last week of August, we should plan on filing our 10-K during the first week in September, which we agreed to. We were subsequently advised that Citrin's review partner would be available for a final review September 17, 2002, and that there were no outstanding issues relating to our audited financial statements and we would be able to file by the 19th or 20th of September, 2002. The body of our Form 10-K Report was completed on or about September 17, 2002.

     On September 18, 2002, we were advised that files had to be organized so Citrin's review partner, Larry Edelstein, could sign off, but that he was too busy to do so until September 25, 2002. The filing deadline was emphasized and Mr. Horton said he would have him come back earlier or have another partner complete the review. We emphasized the importance of our filing the applicable report as soon as possible, as we had advised our lenders of the same and were concerned about our credibility. Despite pleading, numerous assurances and promises, nothing happened.

     On September 25, 2002, Citrin's review partner returned and we were advised that Mark Schniebolk, the Quality Control Partner of Citrin, had to review everything as well. We received additional assurances on September 25, 2002, that we would be able to file no later than Thursday, September 27, 2002. On September 25, 2002, a conference call took place, where we were advised that there were two open items. We were promised a letter that evening or the following morning detailing the issues and advised that another partner of Citrin would perform an additional review. We did not receive any letter.

     We provided the information requested relating to the two open items on Wednesday evening, September 25, 2002, and Thursday morning, September 26, 2002. Another conference call took place on Thursday, September 26, 2002, in the afternoon with our President and Chairman, our CFO, Citrin and our legal counsel. At that time, one of the two outstanding issues was resolved by explaining again to the audit partners the related facts. No changes to the draft of our financial statements was required. During this conference call, we were verbally advised that there was one outstanding issue involving the exercise of Warrants previously issued beginning in 1995, the reverse stock split undertaken by us during our 2002 fiscal year and the possibility that we would need to take a charge of between $70-$100 million, despite the fact that a Citrin Partner was involved in our Board of Directors discussions regarding these matters. This issue was not raised by Citrin until Wednesday, September 25, 2002, at approximately 5:00 p.m. Eastern Time. We requested that Citrin provide us with a letter detailing the outstanding issue to insure that no additional issues remained, but Citrin refused to provide the same.

     We were advised by Citrin not to disclose this information in this extension.

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS





                               September 30, 2002


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention: Filing Desk, Stop 1-4

                      Re: Strategic Capital Resources, Inc. (the "Company") Form 10-K for the year ended
                               June 30, 2002

Ladies and Gentlemen:

     We are the independent auditors for the above named registrant. We have not been able to complete our audit of the Company's financial statements for the year ended June 30, 2002 as we are awaiting documentation and other evidential matter from the Company in order to substantiate the accounting treatment for various transactions during the year and their effect on the Company's financial statements.

                               Very truly yours,


                               s/Citrin Cooperman & Company, LLP

                               Citrin Cooperman & Company, LLP
                               Certified Public Accountants












529 FIFTH AVENUE, NEW YORK, NY 10017 - (212) 697-1000 - FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com

EXHIBIT D
---------

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS


                                     October 1, 2002


Mr. David Miller
Strategic Capital Resources, Inc.
7900 Glades Road, Suite 610
Boca Raton, FL  33434


Dear Mr. Miller:


We are in disagreement with many of the statements in your attachment included with your 12b-25 filing which we had discussed with you prior to your filing of this form.

The Company is filing for an extension solely to provide us the time necessary to research your accounting treatment related to issues regarding the warrants and until such time as is necessary for us to reach a conclusion on the proper accounting treatment.

With your knowledge and agreement we have requested third party support from the Securities and Exchange Commission and the American Institute of Certified Public Accountants in order to assist in the resolution of these issues.

Due to your insinuations regarding the reasons for the delay, and our need to further research and review these open items prior to filing, it may be appropriate for us to reconsider our relationship as your independent auditors.


                                          Very truly yours,


                                          s/Lawrence Adelstein
                                          ---------------------
                                          Lawrence S. Adelstein
                                          Partner

LSA/jn

cc       Securities and Exchange Commission

529 FIFTH AVENUE, NEW YO8RK, NY 10017 - (212) 697-1000 - FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com

EXHIBIT E
---------

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS


                                     October 10, 2002


VIA FACSIMILE AND FEDERAL EXPRESS
---------------------------------

Mr. David Miller
Chairman of the Board
President and Chief Executive Officer

The Board of Directors
  and
The Audit Committee

Strategic Capital Resources, Inc.
7900 Glades Road, Suite 610
Boca Raton, Florida 33434

Andrew I. Telsey, P.C.
Attorney at Law
12835 E. Arapahoe Road
Tower One, Penthouse
Englewood, Colorado 80112

    Re: Audit of Annual Consolidated Financial Statements of Strategic Capital Resources, Inc.


Gentlemen:

     We are in receipt of various correspondence from David Miller concerning our ongoing audit of the consolidated financial statements of Strategic Capital Resources, Inc., a Delaware corporation (the "Company") for the years ended June 30, 2002, 2001 and 2000 (the "Audit"). As we have discussed with management, the Audit is substantially completed except for (i) resolving the issues arising from the issuance of the Warrants (as defined herein) and the Reverse Stock Split (as defined herein), (ii) final resolution of accounting for income from sales of direct financing arrangements of residential real estate, and (iii) the completion of the professionally mandated concurring partner review.

     In order for our Firm to complete our Audit we require certain matters to be addressed by the Company's outside legal counsel, whom we understand to be Andrew I. Telsey, Esq. of the firm Andrew I. Telsey, P.C., based upon a telephone conversation our Firm had with Mr. Telsey yesterday.

529 FIFTH AVENUE, NEW YO8RK, NY 10017 - (212) 697-1000 - FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com

Citrin Cooperman & Company, LLP

October 10, 2002
Page 2


     The Company has advised us that the Company has issued principally to Mr. David Miller and his affiliates and certain members of the Company's Board of Directors (collectively, the "Controlling Stockholders") during the period 1995 through 2002 certain warrants to purchase shares of the Company's common stock at a per share exercise price of approximately $0.15 (collectively, the "Warrants") pursuant to a series of substantially identical warrant agreements (collectively, the "Warrant Agreements"). Immediately prior to the Reverse Stock Split, Warrants to purchase up to an aggregate of 8,421,114 shares of Common Stock were outstanding. Management has advised us that the Warrant Agreements expressly provide that there is to be no adjustment in either the number of shares purchasable or the per share purchase price in the event of a reverse stock split. The Company has advised us that the Company's Board of Directors and stockholders approved and the Company effectuated in 2002 a 200 for 1 reverse stock split (the "Reverse Stock Split"). The Company has further advised us that as a result of the Reverse Stock Split and the express terms of the Warrant Agreements, the Controlling Stockholders have the right to acquire, as the Warrant holders, up to 8,421,114 shares of Common Stock (which after the Reverse Stock Split represents 200 times the relative number of shares represented by the Warrants immediately prior to the Reverse Stock Split) at the original per share purchase price of $0.15 (which is 1/200 of the effective per share exercise price immediately prior to the Reverse Stock Split).

     As Mr. Miller is aware, we have discussed these issues with Mr. Miller and the Company's legal counsel on several occasions, the most recent of which was yesterday. As a consequence, in order for our Firm to complete the Audit and issue our auditor's report on the financial statements, we require a legal opinion of your outside counsel (the "Legal Opinion") covering the following with respect to each Warrant issuance and the Reverse Stock Split (collectively, the "Transaction"):

     (i) Each Warrant Agreement by its terms expressly provides that upon a reverse stock split no adjustment whatsoever is to be made to the underlying terms and conditions including the per share purchase price and the shares of Common Stock issuable thereunder. In addition, after due investigation [please describe investigation undertaken] it was the intent of the Board of Directors and the Controlling Stockholders that the Warrant Agreements contain such a provision.

     (ii) All necessary and proper corporate board and stockholder review, analysis and action was taken by the Company in connection with the issuance of each Warrant Agreement and the issuance of each Warrant Agreement was duly authorized and approved and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms (other than bankruptcy law).

     (iii)All necessary and proper corporate board and stockholder review, analysis and action was taken by the Company in connection with the Reverse Stock Split and the Reverse Stock Split as duly authorized and effective.

Citrin Cooperman & Company, LLP

October 10, 2002
Page 3

     (iv) The issuance of each Warrant and the implementation of the Reverse Stock Split complied in all respects with Section 144 of the Delaware General Corporation Law.

     (v) Upon due investigation, the Company's Board of Directors and other fiduciaries of the Company complied with its fiduciary duties owed to its Stockholders including its duty of care, loyalty and duty to act in good faith.

     (vi) Upon due investigation and review of all documents filed by the Company with the Securities and Exchange Commission since 1995 in which the Transactions were disclosed, including but not limited to the Information Statement dated May 28, 2002 (collectively, the "Disclosure Documents"), nothing has come to counsel's attention to cause it to believe that any of the Disclosure Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein not misleading.

     Please be advised that we have retained the law firm Zukerman Gore & Brandeis, LLP to represent the Firm. In order for our Firm to be able to reasonably rely on the Legal Opinion, such opinion must be satisfactory to Zukerman Gore & Brandeis, LLP. Mindful of the time constraints and in an effort to save time, please ensure that the Legal Opinion state in particularity its analysis and the reasons for its conclusions, as well as the nature of investigation undertaken, the documents memorializing board and shareholder action reviewed and, any third party fairness opinions obtained by the Company upon which the legal analysis relies, and your counsel should provide copies of all such documents to Zukerman Gore & Brandeis, LLP, 900 Third Avenue, New York, New York 10022 (telephone 212-223-6700, fax 212-223-6433) as soon as possible.

     Please be assured that our Firm understands the importance to the Company of the completion of the Audit; however please be advised that our Firm has professional duties and responsibilities in connection therewith, including those duties and responsibilities under Section 10A of the Securities Exchange Act of 1934.


                                         Very truly yours,

                                         s/Citrin Cooperman & Company, LLP

                                         Citrin Cooperman & Company, LLP

cc       Nathaniel S. Gore, Esq.

EXHIBIT F
---------

                        Strategic Capital Resources, Inc.
                                7900 Glades Road,
                                    Suite 610
                            Boca Raton, Florida 33434


(561) 558-0165                 1-800-553-6234               FAX:  (561) 558-1092
--------------------------------------------------------------------------------



October 11, 2002

Mr. Larry Adelstein                           Mr. Mark Schniebolk
Citrin Cooperman & Company                    Citrin Cooperman & Company
529 Fifth Avenue, 10th floor                  529 Fifth Avenue, 10th floor
New York, New York 10017                      New York, New York 10017

Mr. Joel Cooperman                            Mr. Howard Berkower
Citrin Cooperman & Company                    Zuckerman Gore & Brandeis, LLP
529 Fifth Avenue, 10th floor                  900 Third Avenue
New York, New York 10017                      New York, New York 10022

Re:  Summary of Conversations which took place since Friday, October 4, 2002

Gentlemen:

     1)   WE ARE NOT FIRING YOU AT THIS TIME.
                                ------------

     2)   Despite your request and the request of Howard  Berkower,  your lawyer
          ----------------------------------------------------------------------
          with Zuckerman Gore & Brandeis, LLP:
          ------------------------------

          a)   We will not alter legal documents.

          b)   We will not file false and/or misleading 8K's or press releases.

          c) We will not request that our outside counsel issue legal opinions that are not usual and customary.

          d) We will not coerce our outside counsel to issue a legal opinion that they are not uncomfortable with.

          e) We will not violate our restatement agreement with the S.E.C. and change our accounting for income or costs associated from sales of direct financing arrangements of residential real estate. This resulted from an agreement with the S.E.C. and Horton & Company, your predecessor and was reflected in a restatement for Fiscal Year 2000 and prior years as well as the quarterly statements of 9/30/2000 and

Page 2
Citrin Draft



               12/31/2000. The 3/31/01 report was filed in a timely fashion with a five day extension reflecting the revised accounting as per our agreement with the S.E.C. Citrin agreed that the accounting treatment by the S.E.C. was correct. Your partner Ed Horton confirmed this on the conference call we had on Wednesday, September 25, 2002.

     3) We will engage an additional auditing firm by 10/16/02 unless we file our 10K for Fiscal 2002 on 10/15/02. They will do an additional audit for the Fiscal 2002 year end. THIS FORCES UNNECESSARY DUPLICATION AND COST.

     4) We hope and expect that you will provide them with copies of your workpapers and such additional information that they reasonably request.

          WE HOPE THIS WILL NOT BE NECESSARY.

     5)   You still do not return our telephone calls.

     6) You still schedule conference calls and do not advise us that they are not going to happen.

     7)   Please provide us with a status report ASAP.

     8) Will you work over the weekend if necessary so we can file on Tuesday, October 15, 2002?

Sincerely,

s/David Miller

David Miller
Chairman & CEO

cc:  Nathaniel S. Gore, Esq.
cc:  Andrew I. Telsey, Esq.

DM/lc

EXHIBIT G
---------

-----Original Message-----
From: david miller [mailto:jjfn@msn.com]
Sent: October 10, 2002 6:31 PM
To: ladelstein@citrincooperman.com; MSchniebolk@citrincooperman.com
Cc: AITelsey@cs.com
Subject: Opinion Letter


As you are aware Andy is out this P.M. and tomorrow P.M. and time is of the essence. Have your laqwyers fax him copies of similar opinions that they have issued so he can respond quickly. Please call me first thing tomorrow 10/11/02 with an update. you owe me calls from today. The filing deadline for tues. 10/15/02 is almost here. Thanks.




-----------------------------------------------------------------
Send and receive Hotmail on your mobile device: http://mobile.msn.com
                                                ---------------------

EXHIBIT H
---------

From: Larry Adelstein (ladelstein@citrincooperman.com)
                        ------------------------------
To: 'DAVID MILLER' (jjfn@msn.com)
                     ------------
CC: Mark Schniebolk (MSchniebolk@citrincooperman.com)
                      -------------------------------
Subject: RE: Draft Escrow Agreement
Date: Mon, 14 Oct 2002 16:18:06 -0400

David,

We have asked our attorney to draft the agreement and will be back to you >as soon as we have a draft.

Best regards,

Larry



-----Original Message-----
From: DAVID MILLER [mailto:jjfn@msn.com]
Sent: October 14, 2002 4:20 PM
To: Larry Adelstein; Mark Schniebolk
Subject: Draft Escrow Agreement


Please provice update on when you will have a draft escrow agreement.
A.S.A.P.

You have all my numbers. But here they are again.

Office: 561-558-0165
Cell: 561-289-7070
Home: 561-988-9064

The estimated time of arrival is important, so please advise us so that we can continue our current cordial contact.

Thank you for your assistance in this matter.

David Miller







----------------------------------------------------------------
Join the world's largest e-mail service with MSN Hotmail.
http://www.hotmail.com

EXHIBIT I
---------

Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
CERTIFIED PUBLIC ACCOUNTANTS


                                  October 16, 2002


VIA FACSIMILE AND FEDERAL EXPRESS
---------------------------------

Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street NW
Washington, DC 20549

Attn:  Office of the Chief Accountant

     Re:   Strategic Capital Resources, Inc. (the "Company")
           Commission File Number:  000-28168

Gentlemen:

     We have received a draft of the Company's Form 8-K regarding our resignation as independent auditors (a copy of which is attached hereto), and have the following comments:

     1. Citrin Cooperman & Company, LLP (the "Firm") resigned as the Company's auditors for the year ended June 30, 2002 and ceased its client-auditor relationship on and as of October 11, 2002.

     2. The Firm is not the successor entity to Horton & Company, LLC, as referred to in the draft of the Company's Form 8-K. Rather, the Firm admitted Edward C. Horton as a partner in the Firm on October 1, 2001, and the former firm of Horton & Company, LLC was dissolved and ceased to operate after such admission.

     3. The Firm is unable to comment on the retention of Weinberg & Company, P.A.

     4. The Firm does not agree as to the characterizations as to the nature of the working relationship between our Firm and the Company and as noted above, there has not been any merger between the Firm and Horton & Company, LLC.

The Firm disagrees with the statements in the second paragraph of Item 4 of the Form 8-K as follows: Please be advised of the following "reportable events," in accordance with Regulation S-K 304(a)(1)(v):

529 FIFTH AVENUE, NEW YO8RK, NY 10017 - (212) 697-1000 - FAX (212) 697-1004
e-mail: info@citrincooperman.com
www.citrincooperman.com

Citrin Cooperman & Company, LLP

October 16, 2002
Page 2



          (i) Since 1996, the Company has issued warrants (the "Warrants") exercisable into approximately 9.4 million shares of the Company's common stock, at a weighted average exercise price of approximately $0.22 per share, to certain of its lenders, principally Mr. David Miller, his affiliates and certain other Board Members (collectively the "Controlling Stockholders"). These Warrants were issued in exchange for loans made to the Company and the agreement of the lenders to extend the terms of such loans. At the time of their issuance, the Warrants gave the holders the right to acquire approximately 38% of the Company's issued and outstanding common shares. Pursuant to the terms of the various warrant agreements, certain of these Warrants lapsed subsequent to their issuance, the result of which is that at the time of the reverse stock split, subsequently discussed herein, there were still outstanding Warrants to acquire approximately
               2.8 million common shares, which, if exercised by the holders, would represent approximately 15% of the issued and outstanding common shares.

               During the course of our audit for the year ended June 30, 2002, information came to our attention that in 2002 the Company engaged in a 1-for-200 reverse stock split (the "Reverse Split") so that the outstanding shares decreased from 15,438,525 to 77,193. However, no adjustment was made to either the number of shares purchasable upon exercise of the Warrants or the underlying per share exercise price. As a result, the shares purchasable under the Warrants, which had previously represented 15% of the outstanding shares, immediately after the Reverse
               Split represented 37 times the number of outstanding shares. Furthermore, by not adjusting the per share exercise price (weighted average $0.22 per share-which was approximately twice the market price of a share immediately before the Reverse Split), the Controlling Stockholders may acquire up to 2.8 million shares (for $0.22 per share) that immediately after the Reverse Split were valued at approximately $22.00 per share. As a result solely of the Reverse Split, the Warrants held by the Controlling Stockholders went from being 50% "out of the money" to being "in the money" by $21.78 per share. The principal substantive effect of the Reverse Split was to enable the Controlling Stockholders to receive a substantial paper windfall.

               To date the Company has not been able to provide any credible explanation why the Reverse Split was in the Company's and non-Controlling Stockholders' best interest and in compliance with all applicable corporate law. As a result, our Firm was unwilling to be associated with the Company's financial statements.

          (ii) Information has come to our attention with respect to certain of the Warrants issued by the Company prior to the Firm's appointment as independent auditors to the Company and for the current year, that, if further investigated, may require the Company to record the effect of imputing value to the Warrants in accordance

Citrin Cooperman & Company, LLP

October 16, 2002
Page 3

               with APB No. 14 "Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants". The amount of the imputed value may be material, the effect of which is to impact the fairness of previously issued audit reports and the underlying financial statements thereon and impact the fairness of the financial statements for the year ended June 30, 2002.

          (iii)Information has come to our attention that, for reporting periods prior to the Firm's appointment as independent auditors to the Company and for the current year, if further investigated, may require the Company to reverse certain sales and related cost of sales of model home and residential real estate direct financing arrangements if they are, in substance, financing transactions. The effect of this change would be to lower reported revenues and expenses but not net income (loss). Any such adjustment may impact the fairness of previously issued audit reports and the related underlying financial statements and impact the fairness of the financial statements for the year ended June 30, 2002.

Due to our resignation, we did not conduct any further investigation into these matters.

                                        Very truly yours,

                                        s/Citrin Cooperman & Company, LLP
                                        ---------------------------------
                                        Citrin Cooperman & Company, LLP

cc       The Audit Committee
         Strategic Capital Resources, Inc.

         The Board of Directors
         Strategic Capital Resources, Inc.

         Mr. David Miller
         Chairman of the Board
         President and Chief Executive Officer
         Strategic Capital Resources, Inc.
         7900 Glades Road, Suite 610
         Boca Raton, Florida 33434

         Nathaniel S. Gore, Esq.

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective October 11, 2002, the Registrant's independent accountants, Citrin Cooperman & Company LLP ("Citrin"), resigned. Citrin is the successor entity to Horton & Company, LLC, the Registrant's independent accountant for the Registrant's fiscal years ended June 30, 2001 and 2000. Thereafter, the Registrant's Board of Directors replaced Citrin with the firm of Weinberg & Company, P.A. to audit the Registrant's financial statements for its fiscal year ended June 30, 2002. The Registrant and Citrin mutually agreed that the working relationship subsequent to the merger between Citrin and Horton had become untenable at the end of September.

     There were no disagreements within the last two fiscal years and subsequent periods with Horton & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Citrin, as Horton's successor, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Citron furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated October __, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7(c).  Exhibits.

      Number     Exhibit
      ------     -------

      16.1 Letter of Registrant's independent certified accountant, Citrin Cooperman & Company, LLC

EXHIBIT J
---------
                                                                  D R A F T

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 11, 2002


                        STRATEGIC CAPITAL RESOURCES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)



                0-28168                                    11-3289981
                -------                                   -----------
         (Commission File No.)                           (IRS Employer
                                                       Identification No.)


               7900 Glades Road
                   Suite 610
              Boca Raton, Florida                              33434
     ---------------------------------------                   -----
     (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (561) 558-0165

Item 4.  Changes in Registrant's Certifying Accountant.

     Effective October 11, 2002, the Registrant's independent accountants, Citrin Cooperman & Company LLP ("Citrin"), resigned. Citrin is the successor entity to Horton & Company, LLC, the Registrant's independent accountant for the Registrant's fiscal years ended June 30, 2001 and 2000. Thereafter, the Registrant's Board of Directors replaced Citrin with the firm of Weinberg & Company, P.A. to audit the Registrant's financial statements for its fiscal year ended June 30, 2002. The Registrant and Citrin mutually agreed that the working relationship subsequent to the merger between Citrin and Horton had become untenable at the end of September 2002.

     There were no disagreements within the last two fiscal years and subsequent periods with Horton & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Citrin, as Horton's successor, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Citrin furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated October __, 2002, is filed as Exhibit 16.1 to this Form 8-K.

Item 7(c).  Exhibits.

     Number      Exhibit
     ------      -------

     16.1 Letter of Registrant's independent certified accountant, Citrin Cooperman &Company LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRATEGIC CAPITAL RESOURCES, INC.



                                       By:
                                          --------------------------------
                                          David Miller, CEO

Dated: October __, 2002

EXHIBIT K
---------

[SEAL]            New Jersey State Business Gateway Service
                  Corporate and Business Information Reporting


Business Entity Status Report

   Printing Instructions: Open your Browser's Page Setup menu and set your page margins to 0.25". Use your Browser's Print option to print the report as seen on screen.

   Saving Instructions: Save this file to your hard drive for later viewing by using the Browser's "Save As" function.
   All available information is displayed.
       -------------------------------------------------------------------------

       Status Report For: HORTON & COMPANY CPAS AND BUSINESS CONSULTANTS, L.L.C.

                              HORTON & COMPANY CPAS
            Business Name:    AND BUSINESS             Report Date: 10/21/2002
                              CONSULTANTS, L.L.C.

       Business ID Number:    0600016203 Transaction Number: Sequence: 354095: 1

       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                      Business Type: DOMESTIC LIMITED LIABILITY COMPANY

                             Status: ACTIVE
       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                     Filing Date: 10/21/1994          Home Jurisdiction: NJ

              Status Change Date:                         Stock Amouint: 0

       DOR Suspension Start Date:               DOR Suspension End Date:

       Tax Suspension Start Date:               Tax Suspension End Date:

                       Annual Report Month:  10

                  Last Annual Report Filed:  08/02/2001

          For Last Annual Report Paid Year:  2001

       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                      Incorporator: N

                             Agent:  EDWARD C. HORTON CPA

                     Agent Address: HORTON & COMPANY LLC 1680 ROUTE 23 SUITE 110

                                    WAYNE, NJ  07470

             Office Address Status: Deliverable

             Main Business Address: 1680 RTE 23 STE 110

                                    WAYNE, NJ  07470

        Principal Business Address: 1680 RTE 23 STE 110

                                    WAYNE, NJ  07470

       - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

         Associated Names

            Name:  HORTON & COMPANY, L.L.C.   Type Description:  FICTITIOUS NAME
       -------------------------------------------------------------------------

EXHIBIT L [Exhibit 16 to Snelling Travel, Inc. Form 8-K Dated July 26, 2002]
---------





EXHIBIT 16


                                             July 26, 2002


Securities and Exchange Commission
Washington, D.C.  20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Snelling Travel, Inc. On March 27 ,2002, Horton & Company, LLC reported on the financials statements of Snelling Travel, Inc. as of December 31, 2001 and 2000, and for the years then ended. On July 22, 2002, we resigned as the auditors of Snelling Travel, Inc. We have read the statements made by Snelling Travel, Inc., included under Item 4 of its Form 8-K dated July 26, 2002 and we agree with such statements.


                                                  Very truly yours,


                                                  /s/ Horton & Company, LLC
                                                  --------------------------
                                                  Horton & Company, LLC

EXHIBIT M [Exhibit 16.1 to Retail Highway.com, Inc. Form 8-K Dated August
---------
7, 2002]




EXHIBIT 16.1
------------




Citrin Cooperman & Company, LLP
--------------------------------------------------------------------------------
Certified Public Accountants










                                               August 7, 2002


Securities and Exchange Commission
Washington, D.C.  20549


Horton & Company, LLC (a predecessor firm of Citrin Cooperman & Company, LLP) was previously the auditors for Retail Highway.com, Inc. On September 4,2001, Horton & Company, LLC reported on the financials statements of Retail Highway.com, Inc. as of June 30, 2001 and 2000. On July 22, 2002, we resigned as the auditors of Retail Highway.com, Inc. We have read the statements made by Retail Highway.com, Inc., included under Item 4 of its Form 8-K dated August 7, 2002 and we agree with such statements.



                                        Very truly yours,


                                        s/ Citrin Coopoerman & Company, LLP

                                        Citrin Cooperman & Company, LLP







530 MORRIS AVENUE, SPRINGFIELD, NJ  07081
(973) 218-0500 - FAX (973) 218-0511 e-mail: info@citrincooperman.com
www.citrincooperman.com

EXHIBIT N
---------

                        Strategic Capital Resources, Inc.
                           7900 Glades Road, Suite 610
                            Boca Raton, Florida 33434


              (561) 995-0043   1-800-553-6234  FAX: (561) 995-0636
              ----------------------------------------------------

October 9, 2002



Messrs. Larry Adelstein & Mark Schniebolk
Citrin Cooperman & Company, LLP
529 Fifth Ave., 10th Fl.
New York, NY  10017

Re: Request for Letter of Explanation as to why we are delayed in filing our report on Form 10k for the Year Ended June 30, 2002

Dear Larry and Mark:

Please provide us with a detailed letter that we can start sending to the banks to request an extension of time for providing them with our Annual Report on Form 10k, as required in our Loan Agreement.

We will be requesting an extension and a waiver of technical default under our Loan Agreements.

While it is everyone's intention to file by October 15th, which is the extension deadline, I feel we must start requesting extensions and waivers immediately in order to protect ourselves. As you are aware, Monday, October 14th is Columbus Day and a Federal holiday. All the banks are closed.

I would appreciate something as soon as possible.

Thank you for your prompt attention.


Very truly yours,

s/Dave

David Miller
Chairman & CEO

P.S. Here's a copy of our outsourcing bill from last week.

DM/jh